1 INVESTOR PRESENTATION Q 1 2 0 2 5 M V B – F 1 : S U C C E S S L O V E S S P E E D

2 MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward- looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2025, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements

3 Signs of the Clouds Clearing: Moving Forward with Caution & Optimism

4 Trust Commitment TeamworkRespect, Love & Caring Adaptive Compliance and Risk Management Talent and Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success MVB’s Strategy on a Page (SOAP) Banking as a Service Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Payments CoRe Lending & Deposits Client and Partner Relationships Victor Gaming

5 Victor CoRe Strategic Lending Gaming Payments Payments Gaming Provides deposit and non-interest income, as well as deposit funding sources for lending Provides deposit and non-interest income, and offers a key product to Gaming and Banking-as-a- Service clients to build our moat Provides deposit and non- interest income, while offering SaaS supporting Fintech clients and strategic partnerships with API and other technology Growth Vehicle(s) What is the Connection? Growth Vehicle(s) 1 2 3 Gaming Payments Banking-as-a- Service Banking-as-a- Service Key Connection Points Across the MVB Strategy

6 Source: Company documents and SEC Filings Q1 2025 Key Highlights • Net interest margin up 20 bps, to 3.63% from the prior quarter • Net interest income up 7.1% from the prior quarter • Noninterest expense down 14.6% from the prior quarter • Book value per share and tangible book value increased 1.4% and 2.1% each, to $23.94 and $23.85, respectively • Noninterest-Bearing Deposits as percentage of total deposits – 40.0% • $251.5M of cash on the balance sheet, $626.6M of available borrowing capacity with the FHLB, $216.5M of available borrowing capacity with the Federal Reserve, off balance sheet deposits of $1,523.5M • On-balance sheet loan to deposit ratio of 79.9% • Tangible common equity ratio of 10.2%, Community Bank Leverage Ratio of 10.9%, Total Risked-Based Capital Ratio of 16.4%

7 Source: Company documents and SEC Filings Leadership Confidence - Recent Insider Stock Purchases • Members of MVB’s executive leadership and board of directors purchased stock in March 2025, including: Name Position Number of Shares Purchased Amount of Common Stock Beneficially Owned as of 3/31/2025 Larry F. Mazza Chief Executive Officer 5,818 885,941 Donald T. Robinson President 2,900 221,260 Jeremy L. Kuiper President of Fintech 25,000 25,000 Michael L. Giorgio Chief Information Officer 5,700 9,771 W. Marston Becker Chairman of the Board of Directors 5,780 60,059 Glen W. Herrick Board of Directors 3,000 3,000 Vic Maculaitis Board of Directors 250 250

8 Payments: MVB – A Modern Platform of Capabilities Money Movement of Any Kind

9 MVB Serves as the Engine in the Fintech Ecosystem Processor Acquiring Victor Fintech Program Manager Fed Settlement Processor Issuing Debit / Credit Networks Payments Gaming End User Fintechs End User Banks End User Merchants End User Cardholder / Consumer

10 MVB Fintech Banking | 2025-27 Growth Vehicles Payments Develop the complete platform of capabilities to support our clients’ money movement needs via all payment modalities, acquiring sponsorships, and issuing products. BaaS Optimize the existing relationship and develop the platform capabilities to acquire new relationships and generate incremental low-cost deposits and NII. Gaming Extend our leading position with key partners by cross selling the full suite of capabilities that align to the services they need.

11 Key Players in the Payment Ecosystem Source: Raymond James

12 Select public & private banks with assets < $10.0bn that derive a significant portion of their revenue from payment related activities Acquiring Banks Issuer Banks Electronic / Fintech Payments Higher capital levels Higher profitability More Efficient / higher fee income Less B/S leverage (2) (3) Higher NIM driven by lower funding cost (1) (1) Operating Performance of Payments Banks

13 Select public banks with < $10bn in assets that derive a significant portion of their revenue from payment related activities Acquiring Banks Issuer Banks Electronic / Fintech Payments Trading Performance of Public Payments Banks

14 Growth of MVB Payment Vehicle Source: Company documents and SEC Filings. $128 $170 $331 $478 $498 $0 $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 2025 52% CAGR Payment Revenue ($ Thousands) Average Deposits of Payment Clients ($ Millions) $695 $1,495 $4,760 $7,670 $1,540 $3,143 2021 2022 2023 2024 Q1 2024 Q1 2025 123% CAGR

15 Deposits

16 Source: Company documents and SEC Filings $1,257 $1,339 $1,704 $1,753 $1,551 $1,120 $1,232 $1,197 $941 $1,033 $483 $724 $1,092 $1,425 $1,524 2021 2022 2023 2024 2025 Total Interest-bearing deposits Total Noninterest-bearing deposits Off Balance Sheet $4,119 On Balance Sheet: NIB/Total Deposits 40%Deposits ($ Millions) Continued Growth of Deposit Base Off balance sheet deposits have grown substantially, including a 7% increase year-over- year from 2024 $4,108 $2,584 $2,860 $3,295 $3,993 12% CAGR

17 On Balance Sheet Deposit Composition Source of On Balance Sheet Deposits CoRe* 61% Fintech 39% Title (C) 4% Speciality (C) 7% Retail (C) 15% Commercial (C) 25% Public Funds (C) 11% Gaming (F) 7% Payments (F) 19% BaaS (F) 12% Deposits Breakdown – 3/31/2025 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. 16

18 On Balance Sheet Deposit Composition – 3/31/2025 Source of On Balance Sheet Deposits – 3/31/2024 Title (C) 4% Speciality (C) 7% Retail (C) 15% Commercial (C) 25% Public Funds (C) 11% Gaming (F) 7% Payments (F) 19% BaaS (F) 12% Deposits Breakdown 2025 vs. 2024 Source: Company documents and SEC Filings. *Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits. Title (C) 3% Speciality (C) 5% Retail (C) 12% Commercial (C) 28% Public Funds (C) 8% Digital Assets (F) 11% Gaming (F) 8% Payments (F) 13% BaaS (F) 11%

19 Growth of Fintech Banking at MVB | 2021 – 2025 Source: Company documents and SEC Filings $1,624 $1,855 $2,038 $2,289 $2,354 2021 2022 2023 2024 2025 Gross Deposits ($ Millions) 12% CAGR Gross Fee Income ($ Thousands) $6,394 $12,330 $15,722 $15,264 $1,036 $4,327 $4,033 2021 2022 2023 2024 Q1 2024 Q1 2025 Total gross fee income Digital Asset fee income Other fee income $5,363 34% CAGR

20 Asset Quality

21 Loan Portfolio Composition Portfolio by Industry Source: Company Documents. *2.9% of MVB’s total loans were non-owner-occupied office space. MVB’s CRE concentration as of 3/31/2025 was 228%. Commercial Business 31.3% Commercial Real Estate 31.9% Acquisition & Development 4.2% Home Equity 0.6% Residential 31.1% Consumer 0.8% Other 15.9% Office Space* 4.8% Commercial Construction 2.1% Healthcare 23.2% Auto 2.9% Multifamily 3.3% Residential 32.5% Government 1.9% Energy 1.9% Financial 4.8% Retail Space 6.6% Diversified Loan Portfolio

22 0.95% 0.47% 0.36% 1.17% 0.98% 0.64% 0.48% 0.52% 0.51% 0.71% 0.00% 0.50% 1.00% 1.50% 2021 2022 2023 2024 2025 MVBF Peers Non-Performing Loans / Total Loans 0.08% 0.36% 0.40% 0.20% 0.16% 0.04% 0.05% 0.29% 0.32% 0.45% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2021 2022 2023 2024 2025 MVBF - Auto MVBF - Non-Auto MVBF - Total Peers NCOs / Average Loans Source: Company documents, SEC filings and S&P Global Market Intelligence. Peers are defined in the 2024 Proxy Statement. Peer data reflects the most recent data publicly available. 1.05% 1.01% 0.95% 0.94% 0.93% 1.16% 1.04% 1.20% 1.45% 1.55% 0.00% 0.50% 1.00% 1.50% 2.00% 2021 2022 2023 2024 2025 MVBF Peers ACL / Total Loans Consistent, Top Tier Assets Quality Through Cycles Auto loans accounted for .20%, .04%, and .02% of MVBF’s NCOs/Average Loans for 2023, 2024, and 2025, respectively.

23 Non-Performing Loans Source: Company Documents. All data as of March 31, 2025. By Loan Type ($ Thousands) NPLs – by Industry ($ Thousands) Energy $ 1,123 Other $ 442 Multifamily $ 13,156 Residential Mtg $ 1,700 Hotel $ 398 SBA Loans (various industries) $ 3,453 Consumer Auto $103 Commercial $4,914 Acquisition & Development $13,555 Residential Mtg $1,700 Total Non-Performing Loans: $20.3M, 0.98% of total loans

24 Backer of Fintech

25 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 (i n t h o u sa n d s) Cash Investment Estimated Fair Value Investments Focused on Strategic Partnerships Source: Company documents. Backer of Fintech • Realized gains of $2.5M since 2021 • Cash return of $2.75M since 2021

26 Capital Strength

27 9.6% 8.3% 8.6% 9.7% 10.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2021 2022 2023 2024 2025 Tangible Common Equity / Tangible Assets (%) (1) 11.6% 9.8% 10.5% 11.2% 10.9% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% 2021 2022 2023 2024 2025 Tier 1/Community Bank Leverage Ratio (%) Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. Bank Capital Position 16.8% 13.4% 15.1% 15.8% 16.4% 0.0% 5.0% 10.0% 15.0% 20.0% 2021 2022 2023 2024 2025 Total Risk-Based Capital (%)

28 Risk Management | Investments in Staffing and Capabilities (3-year trend) Teams 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 25 25 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 60 56 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 17 17 17 20 20 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 8 9 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 106 120 117 113 110 0 20 40 60 80 100 120 140 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Risk Management* BSA/AML (MVB)** BSA/AML (Co-sourced FTEs)** Consumer Compliance 35 110 Third Party Professional Services Spend: 2023 (Actual): $11.1M 2024 (Actual): $9.4M 2025 (Forecasted): $3.2M

29 Caution Flag Mitigation Asset Quality Risk • Long history of strong asset quality • Proactive portfolio management • Disciplined and staged approach to new areas of lending Compliance/ Regulatory Risk • Significant investment in risk & compliance team • Technical expertise and experienced FinTech industry partners • Investing in regulatory technology enhancing compliance monitoring systems Retention of Payment and Fintech Deposits • Extensive diligence for both parties increasing switching costs • Strong client relationship model, connections w/ exec. mgmt • Industry knowledge, insight, and first-mover advantage Fintech Investment Risk • Low initial investment • Working relationship with portfolio companies • Diversified portfolio Geopolitical Risk • Adaptive culture • Willingness to adjust the pace • Flexibility to recognize new opportunities based on risk analysis Caution Flags – Mitigating Risks

30 Awards & Accolades

Appendix: Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets (%)								
(Dollars in thousands)	2018	2019	2020	2021	2022	2023	2024	2025
Total equity attributable to parent	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 305,679	$ 310,054
Total assets	1,750,969	1,944,114	2,331,476	2,792,449	3,068,860	3,313,882	3,128,704	$ 3,019,687
Equity to assets	10.1%	10.9%	10.3%	8.7%	8.5%	8.7%	9.8%	10.3%
Goodwill	$ 18,480	$ 19,630	$ 2,350	$ 3,988	$ 3,988	$ 2,838	$ 2,838	$ 1,200
Intangibles	550	3,473	2,400	2,316	1,631	352	262	--
Total intangible assets	$ 19,030	$ 23,103	$ 4,750	$ 6,304	$ 5,619	$ 3,190	$ 3,100	$ 1,200
Total equity attributable to parent	$ 176,773	$ 211,936	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 305,679	$ 310,054
Less: Preferred stock	(7,834)	(7,334)	(7,334)	--	--	--	--	--
Less: Total intangible assets	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)
Total tangible common equity	$ 149,909	$ 181,499	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 302,579	$ 308,854
Total assets	$ 1,750,969	$ 1,944,114	$ 2,331,476	$ 2,792,449	$ 3,068,860	3,313,882	$ 3,128,704	$ 3,019,687
Less: Total intangible assets	(19,030)	(23,103)	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)
Total tangible assets	$ 1,731,939	$ 1,921,011	$ 2,326,726	$ 2,786,145	$ 3,063,241	$ 3,310,692	$ 3,125,604	$ 3,018,487
Tangible common equity to tangible assets	8.7%	9.5%	9.8%	9.6%	8.3%	8.6%	9.7%	10.2%

Source: Company documents.

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